UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2016

AMERI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26460	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey		08540
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (732) 243-9250

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On August 1, 2016, we filed a Current Report on Form 8-K reporting that on July 29, 2015, we closed our acquisition of DC&M Partners, L.L.C. ("DCM"). This Form 8-K/A amends the Form 8-K we filed on August 1, 2016 to include DCM's audited financial statements for the year ended December 31, 2015, the unaudited condensed financial statements as of June 30, 2016 and for the three months and six months ended June 30, 2016 and 2015 and the unaudited pro forma condensed combined financial statements and notes thereto related to our DCM acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The following financial statements of DCM are being filed as exhibits to the form 8-K/A and are incorporated by reference herein:

Exhibit 99.1 – DCM's audited financial statements, including an independent auditor's report as of and for the years then ended December 31, 2015 and 2014.

Exhibit 99.2 – DCM's condensed financial statements as of June 30, 2016 (unaudited) and for the three and six months ended June 30, 2016 and 2015 (unaudited).

(b) Pro Forma Financial Information.

The Ameri Holdings, Inc. and DCM unaudited pro forma condensed combined balance sheets as of June 30, 2016 and the Ameri Holdings, Inc. and DCM unaudited pro forma condensed combined income statements for the six months from January 1, 2016 through June 30, 2016 and for the year ended December 31, 2015 and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated in this Form 8-K/A by reference.

The unaudited pro forma condensed combined income statements for the six months from January 1, 2016 through June 30, 2016 include DCM's results for the six months from January 1, 2016 through June 30, 2016. The unaudited pro forma condensed combined income statements for the year ended December 31, 2015 includes DCM's results for the year ended December 31, 2015. The unaudited pro forma condensed combined balance sheets as of June 30, 2016 includes DCM's balance sheet as of June 30, 2016.

(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Audited financial statements of DC&M Partners, L.L.C. as of and for the years ended December 31, 2015 and 2014 and Independent Auditor's Report thereon.

Exhibit 99.2	Condensed financial statements of DC&M Partners, L.L.C. as of June 30, 2016 (unaudited) and for the three months and six months ended June 30, 2016 and 2015 (unaudited).

Exhibit 99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for Ameri Holdings, Inc. as of June 30, 2016, for the six months ended June 30, 2016 and for the year ended December 31, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2016	AMERI HOLDINGS, INC.

	By:	/s/ Giri Devanur
Giri Devanur
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Audited financial statements of DC&M Partners, L.L.C. as of and for the years ended December 31, 2015 and 2014 and Independent Auditor's Report thereon.

Exhibit 99.2	Condensed financial statements of DC&M Partners, L.L.C. as of June 30, 2016 (unaudited) and for the three months and six months ended June 30, 2016 and 2015 (unaudited).

Exhibit 99.3
Unaudited pro forma condensed combined financial statements and explanatory notes for Ameri Holdings, Inc. as of June 30, 2016, for the six months ended June 30, 2016 and for the year ended December 31, 2015.